UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2022

SELECT ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1400

Houston, TX 77027

(Address of Principal Executive Offices)

(713) 235-9500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 23, 2022, Select Energy Services, Inc. (the “Company”) issued a press release announcing the completion of the Mergers (as defined below). The full text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

THE INFORMATION FURNISHED UNDER ITEM 7.01 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

Item 8.01	Other Events.

On February 23, 2022 (the “Closing Date”), the Company completed the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 12, 2021, by and among the Company, Navy Holdco, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“Holdco”), Navy Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), and Nuverra Environmental Solutions, Inc., a Delaware corporation (“Nuverra”), including (i) the merger of Merger Sub with and into Nuverra (the “Initial Merger”), with Nuverra surviving the Initial Merger as a wholly owned subsidiary of the Company, and (ii) the merger of Nuverra, with and into Holdco (the “Subsequent Merger” and, together with the Initial Merger, the “Mergers”), with Holdco surviving the Subsequent Merger as an indirect wholly owned subsidiary of the Company.

In connection with the completion of the Initial Merger, (i) Nuverra common stockholders received, for each share of common stock of Nuverra, par value $0.01 (“Nuverra Common Stock”) owned as of immediately prior to the effective time of the Mergers (the “Effective Time”), 0.2551 (the “Exchange Ratio”) of a share of Class A common stock of the Company (the “Company Common Stock”) and (ii) holders of the 118,137 warrants exercisable for shares of Nuverra Common Stock prior to the Effective Time (“Nuverra Warrants”) received the right, upon the exercise of such Nuverra Warrants and payment of the exercise price therefor, to acquire and receive the number of shares of Company Common Stock that would have been issued by means of a cash exercise immediately prior to the Effective Time, and receive a number of shares of Company Common Stock equal to the Exchange Ratio. No fractional shares of Company Common Stock were issued.

The foregoing summary of the Merger Agreement and Mergers does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2021 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transactions described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the Mergers cannot be fully realized. An extensive list of factors that can affect future results are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other documents filed by the Company from time to time with the SEC. The Company undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of December 12, 2021, by and among Select Energy Services, Inc., Navy Holdco, LLC, Navy Merger Sub, Inc. and Nuverra Environmental Solutions, Inc. (incorporated herein by reference to Exhibit 2.1 to Select Energy Services, Inc.’s Current Report on Form 8-K, filed December 13, 2021 (File No. 001-38066)).

99.1	Press Release, dated February 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2022

SELECT ENERGY SERVICES, INC.

By:	/s/ Adam R. Law
Adam R. Law
Senior Vice President, General Counsel, Corporate
Secretary & Chief Compliance Officer